SUB-ITEM 77I
Terms of new or amended securities


(1)	On April 7, 2017, 485BPOS, Accession No.
0000827060-17-000070, an amendment to the
registration statement of American Century Quantitative
Equity Funds, Inc., was filed with the Securities and Exchange Commission. This amendment registered the following new classes, all of which were effective April
10, 2017, and describes the characteristics of the new classes.

	AC Alternatives Emerging Opportunities
Total Return Fund
		I Class
		Y Class


(2)	On April 7, 2017, 485BPOS, Accession No.
0000827060-17-000073, an amendment to the
registration statement of American Century Quantitative
Equity Funds, Inc., was filed with the Securities and Exchange Commission. This amendment registered the following new classes, all of which were effective April
10, 2017, and describes the characteristics of the new classes.

	AC Alternatives Equity Market Neutral Fund
		R5 Class
		Y Class

	Disciplined Growth Fund
		R5 Class
		Y Class

	Equity Growth Fund
		R5 Class

	Income & Growth Fund
		R5 Class

	Multi-Asset Real Return Fund
		R5 Class

	Small Company Fund
		R5 Class




(3)	Effective April 10, 2017 the following classes
were renamed.

	AC Alternatives Emerging Opportunities
Total Return Fund
		Institutional Class renamed R5
Class

	AC Alternatives Equity Market Neutral Fund
		Institutional Class renamed I Class

	Core Equity Plus Fund
		Institutional Class renamed I Class

	Disciplined Growth Fund
		Institutional Class renamed I Class

	Disciplined Growth Plus Fund
		Institutional Class renamed I Class

	Emerging Markets Value Fund
		Institutional Class renamed I Class

	Equity Growth Fund
		Institutional Class renamed I Class

	Global Gold Fund
		Institutional Class renamed I Class

	Income & Growth Fund
		Institutional Class renamed I Class

	International Core Equity Fund
		Institutional Class renamed I Class

	Multi-Asset Real Return Fund
		Institutional Class renamed I Class

	Small Company Fund
		Institutional Class renamed I Class



(4)	Effective April 10, 2017, Disciplined Growth
Plus Fund was renamed AC Alternatives Disciplined
Long Short Fund.